Exhibit 10.2

Seventeenth Amendment to Employment Agreement

This Seventeenth Amendment to Employment Agreement (the “Amendment”) is made and entered into as of February 9, 2011, by and between Robert Half International Inc. (formerly Boothe Financial Corporation), a Delaware corporation, (“Corporation”) and Harold M. Messmer, Jr. (the “Officer”).

WHEREAS, Corporation and Officer have entered into an employment agreement, dated as of October 2, 1985, which has been amended previously (the “Employment Agreement”).

WHEREAS, Corporation and Officer also wish to make certain amendments to the Employment Agreement.

NOW, THEREFORE, the Corporation and Officer agree that the Employment Agreement is further amended as follows:

1. Section 2.1(d) of the Employment Agreement is hereby amended by deleting “July 29, 2008, (‘Option Plan’)” and inserting “the date hereof and as such plan may be subsequently amended” in its place.

2. Section 4.5 of the Employment Agreement is hereby amended by deleting “or by virtue of Officer’s exercise of a Limited Right under the Option Plan upon a Change in Control.”

3. In all other respects, the Employment Agreement as previously amended is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, Corporation and Officer hereto have executed this Amendment effective as of the date first written above.

ROBERT HALF INTERNATIONAL INC.		HAROLD M. MESSMER, JR.

By:
M. Keith Waddell
Vice Chairman and President